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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 12, 1996


                                 CML GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       0-12628                                        04-2451745
(Commission File Number)                  (I.R.S. Employer Identification No.)


524 Main Street, Acton, Massachusetts                                 01720
(Address of Principal Executive Offices)                            (Zip Code)


                                 (508) 264-4155
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On April 12, 1996, CML Group, Inc. (the "Company") sold all of the outstanding capital stock of its Britches of Georgetowne, Inc. subsidiary ("BGI") and, directly or indirectly, all of the outstanding capital stock of the subsidiaries of BGI (collectively, "Britches") to Britches Acquisition Corp. and Damrack Company Limited (collectively, "Buyer"), pursuant to a Stock Purchase Agreement dated as of April 11, 1996 (the "Purchase Agreement"), for an aggregate cash purchase price of $13,400,000, subject to adjustment as described below (the "Purchase Price").

         The Purchase Price is subject to a dollar for dollar adjustment to the extent that the working capital of Britches as of the Closing Date (as reflected in the Closing Date balance sheet) differs from $12,555,000. The Purchase Price is also subject to adjustment in the event that Britches is unable to retain certain store leases. Approximately $1,300,000 is being held in escrow pending the determination of the working capital as of the Closing Date, which is expected to occur between 60 and 150 days after the Closing Date. An additional approximately $600,000 also is being held in escrow to satisfy potential claims which may arise from Britches' inability to retain certain store leases.

         The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement which is attached hereto as Exhibit 2 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial Statements of Business Acquired.

             Not applicable.

        (b)  Pro Forma Financial Information.

             Not applicable.

        (c)  Exhibits.

             2 Stock Purchase Agreement dated as of April 11, 1996 among Britches of Georgetowne, Inc., CML Group, Inc., Britches Acquisition Corp. and Damrak Company Limited.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 1996                   CML GROUP, INC.
                                       (Registrant)



                                         /s/ Glenn E. Davis
                                       ----------------------------------------
                                       By:   Glenn E. Davis
                                             Vice President, Finance and
                                             Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit
Number                                                            Page No.
- ------                                                            --------

 2        Stock Purchase Agreement dated as of
          April 11, 1996 among Britches of
          Georgetowne, Inc., CML Group, Inc.,
          Britches Acquisition Corp. and Damrak
          Company Limited


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